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EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 (the "Report") of Oglethorpe Power Corporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Elizabeth B. Higgins, the Executive Vice President and Chief Financial Officer of the Registrant certify, to the best of my knowledge, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ ELIZABETH B. HIGGINS
Elizabeth B. Higgins Executive Vice President and Chief Financial Officer
November 10, 2022 Date

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EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002